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                                                                    EXHIBIT 23.2

             CONSENT OF KPMG PEAT MARWICK LLP, INDEPENDENT AUDITORS

The Board of Directors
Evergreen Healthcare, Inc.:

  We consent to the use of our reports included herein, and to the reference to our Firm under the heading "Experts" in the prospectus.

                                               KPMG Peat Marwick LLP

Indianapolis, Indiana

January 8, 1997